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                                                                    Exhibit 4.4

FRONT


NUMBER                                [LOGO]                          SHARES

LPC


      COMMON STOCK                              COMMON STOCK

INCORPORATED UNDER THE LAWS          SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE                        CUSIP 51806K 10 4



THIS CERTIFIES THAT


IS THE RECORD HOLDER OF


FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF

                            LASER POWER CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

                             LASER POWER CORPORATION
                                 CORPORATE SEAL
                                      1983
                                    DELAWARE

  [SIG]                                                    [SIG]

SECRETARY                                          CHAIRMAN OF THE BOARD
                                                AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN SECURITIES TRANSFER & TRUST, INC.
P.O. Box 1596, Denver, Colorado 80201

BY

TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE

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BACK




                            LASER POWER CORPORATION

        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common                       UNIF GIFT MIN ACT -  ............. Custodian ...............
        TEN ENT - as tenants by the entireties                                        (Cust)                  (Minor)
        JT TEN  - as joint tenants with right of                                  under Uniform Gifts to Minors
                  survivorship and not as tenants                                 Act ...................................
                  in common                                                                       (State)
                                                             UNIF TRF MIN ACT  -  ............. Custodian (until age ....)
                                                                                     (Cust)
                                                                                  ............... under Uniform Transfers
                                                                                     (Minor)
                                                                                  to Minors Act .........................
                                                                                                       (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,________________________hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________

                                       X______________________________

                                       X______________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME(S) AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed


By_____________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.